Exhibit 10.38

FIRST AMENDMENT

TO

LOAN AGREEMENT

This First Amendment to the Loan Agreement (defined below) (this “Amendment”), dated as of February 7, 2018 (the “Effective Date”), is entered into by and among TESARO, INC., a Delaware corporation (as “Borrower”), TESARO SECURITIES CORPORATION, a Massachusetts corporation (as an additional Credit Party), BIOPHARMA CREDIT PLC, a public limited company incorporated under the laws of England and Wales (as “Collateral Agent” and a “Lender”) and BIOPHARMA CREDIT INVESTMENTS IV SUB LP, a Cayman Islands limited partnership (as a “Lender”).

RECITALS

WHEREAS, Borrower and Lenders have entered into that certain Loan Agreement dated as of November 21, 2017 (the “Loan Agreement”).  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement, as amended; and

WHEREAS, in accordance with Section 11.5 of the Loan Agreement, Borrower and Lenders desire to amend the Loan Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and intending to be legally bound by this Amendment, the undersigned hereby agrees and declares as follows:

SECTION 1.Amendment to Loan Agreement.

The Loan Agreement shall be amended by deleting in its entirety the definition of “LIBOR Rate” in Section 13.1 of the Loan Agreement and replacing it as follows:

““LIBOR Rate” means, as of any Interest Rate Determination Date and for any Interest Period, the rate per annum equal to (a) the rate of interest appearing on Reuters Screen LIBOR01 Page (or any successor page) for three-month Dollar deposits or (b) if no such rate is available, the rate of interest determined by the Collateral Agent to be the rate or the arithmetic mean of rates at which Dollar deposits in immediately available funds are offered to first-tier banks in the London interbank Eurodollar market, in each case under clause (a) or (b) above at approximately 11:00 a.m., London time, on such Interest Rate Determination Date for a period of three months; provided,  however, that, for purposes of calculating the Tranche A Rate or the Tranche B Rate, the LIBOR Rate shall at all times have a floor of one percent (1.00%); provided,  further, that, for purposes of calculating the Tranche A Rate or the Tranche B Rate, the LIBOR Rate shall at all times be subject to a cap equal to the LIBOR Rate on the Tranche A Funding Date plus 150 basis points.”

SECTION 2.References to and Effect on Loan Agreement.  Except as specifically set forth herein, this Amendment shall not modify or in any way affect any of the provisions of the Loan Agreement, which shall remain in full force and effect and is hereby ratified and confirmed in all respects.  On and after the Effective Date all references in the Loan Agreement to “this

Agreement,” “hereto,” “hereof,” “hereunder,” or words of like import shall mean the Loan Agreement as amended by this Amendment.

SECTION 3.Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflict of laws thereof.

[Signature Page Follows]

Exhibit 10.38

IN WITNESS WHEREOF,  each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

TESARO, INC.,
as Borrower, on its own behalf and on behalf of each other Credit Party

By    /s/ Timothy R. Pearson

Name:  Timothy R. Pearson

Title:  Executive Vice President and Chief Financial Officer

Signature Page to First Amendment to Loan Agreement

Exhibit 10.38

BIOPHARMA CREDIT PLC,

as Collateral Agent and a Lender

By: Pharmakon Advisors, LP,

its Investment Manager

By: Pharmakon Management I, LLC,

its General Partner

By   /s/ Pedro Gonzalez de Cosio
Name:  Pedro Gonzalez de Cosio
Title:  Managing Member

BIOPHARMA CREDIT INVESTMENTS IV SUB LP,

as a Lender

By: Pharmakon Advisors, LP,

its Investment Manager

By: Pharmakon Management I, LLC,

its General Partner

By   /s/ Pedro Gonzalez de Cosio
Name:  Pedro Gonzalez de Cosio
Title:  Managing Member

Signature Page to First Amendment to Loan Agreement